© 2009 CALIFORNIA MICRO DEVICES CORPORATION CMD CONFIDENTIAL California Micro Devices Employee Meeting December 14, 2009 Exhibit 99.1

© 2009 CALIFORNIA MICRO DEVICES CORPORATION CMD CONFIDENTIAL
Agenda
• Introductions
• Progress update - Bob
• Why we are selling the company - Bob
• ON Semiconductor introduction - Keith Jackson,
president and CEO
• Q&A

© 2009 CALIFORNIA MICRO DEVICES CORPORATION CMD CONFIDENTIAL
Broad Based Progress
• Gaining share at key customers especially in
handsets and lighting
• New products coming along well
• On track to meet financial objectives

© 2009 CALIFORNIA MICRO DEVICES CORPORATION CMD CONFIDENTIAL
Why We are Selling the Company
• We are too small
– Cost disadvantage
– Customer concerns
– Limited distribution
• The timing is good
– Our momentum
– Favorable stock market
• We have a good offer from a good company
• The combination of our technology with
ON Semiconductor’s broad product line, customer
base, channels and supply chain is a recipe for
greater success

Confidential Proprietary 5 • Employee Presentation – CMD Acquisition • Dec. 09

6 Employee Presentation – CMD Acquisition • Dec. 09
Safe Harbor Statement and Non-GAAP Financial
Measure Information
During the course of this presentation, ON Semiconductor may make projections or other forward-looking statements regarding future events or its future financial performance.
The words “estimate,” “intend,” “expect,” “plan,” “should” or similar expressions are intended to identify forward-looking statements.  ON Semiconductor wishes to caution that such statements are subject to risks and uncertainties that could cause actual events or results to differ materially.  Important factors relating to our business, including factors that could cause actual results to differ from our forward-looking statements, are described in our Form 10-K and other filings with the SEC.  ON Semiconductor assumes no obligation to update forward-looking statements to reflect actual results or changed assumptions or other factors.
Some data in this presentation may include non-GAAP financial measures. You can find reconciliations of these non-GAAP financial measures to the most directly comparable measures under generally accepted accounting principles within the following presentation at our website (http://www.onsemi.com) at the “Investors” section under the category “Annual Reports/Financial Releases.”

7 Employee Presentation – CMD Acquisition • Dec. 09
Securities Law Disclosure and Additional Information
The tender offer for the outstanding shares of common stock of California Micro Devices Corporation (“California Micro
Devices” or “CMD”) has not yet commenced. No statement in this document is an offer to purchase or a solicitation of an offer to sell securities. At the time the tender offer is commenced, ON Semiconductor Corporation and an indirect wholly-owned subsidiary of ON Semiconductor Corporation will file a tender offer statement on Schedule TO with the
Securities and Exchange Commission, and California Micro Devices will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. Any offers to purchase or solicitations of offers to sell will be made only pursuant to such tender offer statement. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the related solicitation/recommendation statement will contain important information, including the various terms of, and conditions to, the tender offer, that should be read carefully by CMD’s stockholders before they make any decision with respect to the tender offer. Such materials, when prepared and ready for release, will be made available to California Micro Devices’ stockholders at no expense to them. In addition, at such time such materials (and all other offer documents filed with the SEC) will be available at no charge on the SEC’s Web site: www.sec.gov and also may be obtained by contacting investor relations at ir@calmicro.com, or by mail at
California Micro Devices Corporation Investor Relations, 490 N. McCarthy Blvd., No. 100, Milpitas, CA 95051, or by
telephone at 1- 408-934-3144.

8 Employee Presentation – CMD Acquisition • Dec. 09
•
Why is ON Semiconductor Acquiring
California Micro Devices
•
About ON Semiconductor
•
Organization Overview and
Common Questions
•
Expectations and FAQs
•
Employee Resources
Agenda

9 Employee Presentation – CMD Acquisition • Dec. 09
•
California Micro Devices strengthens ON Semiconductor’s offering in application specific integrated passive (ASIP) devices to protect products in the wireless, computing and consumer electronics end-
markets. CMD’s expertise in protection solutions for the high brightness LED (HBLED) market, as well as their strengths in LC-based EMI filtering and ESD protection, complements ON Semiconductor’s existing portfolio of protection and lighting solutions.
• California Micro Devices’ technology and process development expertise in ESD and EMI protection is highly differentiated in the market as demonstrated by their strong customer relationships with leading global customers across multiple large and growing applications.
• California Micro Device’s proprietary intellectual property and proven design capabilities.
•
To compete successfully in today’s global marketplace, size and scale are important. ON
Semiconductor can provide California Micro Devices with:
– Enhanced scale
– Deeper customer relationships and sales channels
– Integrated manufacturing capabilities
– An expanded addressable market
• ON Semiconductor’s world-class operational capabilities and supply chain enable California Micro
Device’s products to better penetrate a variety of markets and customers.
Why is ON Semiconductor
Acquiring California Micro Devices

10 Employee Presentation – CMD Acquisition • Dec. 09
The Power of ON Semiconductor
The Transformation Continues with California Micro Devices
•
World class,
high volume,
cost effective
products.
•
Leading
standard
products in
Automotive,
Computing,
Consumer
and
Communicatio
ns end
markets.
•
Industry
leader in
power
management.
•
Leader in
processor
power
management
solutions.
•
Strong
customer
presence in
Computing,
Game
Console and
Server end
markets.
•
Strong
technology
capabilities &
FAEs.
•
Leader in
analog and
mixed signal
technology
and design.
•
Automotive
products
leader.
•
Leading
custom
products in
Medical,
Mil/Aero and
Industrial end
markets.
•
Leader in
analog, mixed
signal and
EEPROM
technologies.
•
Top 4 player
in EEPROM
sector.
•
Proprietary
technology
and proven
design
capabilities.
•
Leader in EMI
filtering and
circuit
protection.
•
Provides
standard and
custom high
speed and low
power analog
and mixed
signal
solutions for
EMI reduction.
•
Leader in EMI
filtering and
ESD
protection.
•
Provides new
capabilities in
protection
circuits for
High
Brightness
LEDs.
CPU Voltage & PC
Thermal Products
Group

11 Employee Presentation – CMD Acquisition • Dec. 09
•
Why is ON Semiconductor Acquiring
California Micro Devices
•
About ON Semiconductor
•
Organization Overview and Common Questions
•
Expectations and FAQs
•
Employee Resources
Agenda

12 Employee Presentation – CMD Acquisition • Dec. 09
Mission Statement Mission Statement
To provide our customers
with high quality, cost
effective solutions to solve
the demanding power and
signal management  design
challenges.
Vision Vision
ON Semiconductor is the premier
supplier of high performance, energy
efficient silicon solutions for green
electronics.
ON Semiconductor Mission and Vision

13 Employee Presentation – CMD Acquisition • Dec. 09
Industry Dynamics Continue to Favor
ON Semiconductor
•
Rationalization of the Supplier Base
– ON Semiconductor is the one-stop shop for the semiconductor requirements of our customers
• From custom ASICs to standard components, we are an expert in power efficiency with the broadest selection of semiconductor products
• We shipped more than 33 billion units in 2008, more than five products for every person in the world with 95 percent on-time delivery to our key customer requested dates
•
Customers and Consumers are focused on Energy Efficiency
– Government agencies such as EnergyStar™, California CEC, European Code of
Conduct and the China CSC as well as consumers are focused on the power consumption of electronic devices
– ON Semiconductor is a leader in the Green wave with its GreenPoint™ power solutions and Greenline™ products that meet these emerging standards at a lower total design cost
•
Consumer Driven Semiconductor Growth
– High volume, competitive costs, high quality levels, flexible capacity, quick design turns

14 Employee Presentation – CMD Acquisition • Dec. 09
Digital and Mixed Signal
Group
Bob Klosterboer
Standard Products Group
Bill Hall
Automotive and Power
Group
Andy Williams
Computing and Consumer
Group
Bill Schromm
Business Units
• Military and
Aerospace
• Medical Devices
• Communications
and High Voltage
• Image Sensor
Products
• High Frequency
data conversion
• Foundry Services
• Protection / Filters
• Bipolar Power
Devices
• Thyristors
• Small Signal
Devices
• Zeners / Diodes
• Rectifiers
• Power Switching
and Interface
• DC-DC Conversion
• Analog Switches
• AC-DC Conversion
• Low Voltage
Devices
• Standard Logic
• Low and Medium
Voltage MOSFETS
• Automotive Analog
• Automotive Power
Devices
• LDOs and Voltage
Regulation
• Custom Automotive
ICs
• Memory Products
Catalyst Products Group
Gelu Voicu

15 Employee Presentation – CMD Acquisition • Dec. 09
• Computing and Consumer Group
– Core regulators, AC/DC controllers, system
DDR, system controllers
– #1 position in AC/DC controllers for notebook
adapters
– Leadership position in desktop & gaming power
management
• Up to $7.25 of SAM per desktop
• Up to $8.25 of SAM per notebook
– Leadership in energy efficient
solutions
• LCD TV, desktop & notebook adapters
Focused on the Right Products
• Automotive and Power Group:
– Total solutions including: ASICS + ASSP +
Discrete
– Infotainment, safety, lighting and engine control
products
• Greater than $4 of SAM per new
infotainment platform
• Standard Products Group
– #1 U.S supplier of standard products
– Strong cash flow generator
– Leader in micro-packaging
– Growth initiatives in protection
• Digital and Mixed-signal Product Group
– Leadership position in Analog ASICs
– #1 supplier in hearing aid ICs
– #1 in industrial & #3 in mil/aero
– New opportunities in Medical and
Military/Aerospace end-markets
– High growth opportunities in Audio DSP and
image sensors
*Gartner Group

16 Employee Presentation – CMD Acquisition • Dec. 09
Focused on the Right Applications
• Factory Automation
• Security Systems
• Sensor Interfaces
• Wireless or Wired Networking
• Communications Interface
Industrial Medical
• Implantable Devices
• Remote Patient Monitoring
• Medical Imaging
• Blood Glucose Monitoring
• Hearing Aids
• Therapeutics
Automotive
• Driver Information & Telematics
• Powertrain
• Safety & Chassis
• Audio & Infotainment
• Exterior & Interior Lighting
• Body Electronics
Computing
&
Gaming
• CPU / GPU Power Delivery &
Regulation
• Efficient Power Supplies
• Audio Signaling
• Thermal Management
Portable Consumer
• Display & Flash LED Lighting
• Audio Subsystems
• Data Switching
• Battery Charging Control
• Filtering for Camera & LCD
Interface
Media & Entertainment
• Audio Signaling
• Digital Audio/Video Transmission
• Image Filtering
• Digital Audio/Video Switching
• Conditional Access Systems
• Power Supply Efficiency
HV Communication
• IP Cameras
• World Class PoE
• Surveillance Cameras
• Industrial Ethernet
• Robust Ethernet Environment
• High Power Accuracy
Military & Aerospace
• Guidance Systems
• Infrared Imaging
• Secure Military Communications
• Commercial/Military Avionics
• Tactical Missiles/Munitions

17 Employee Presentation – CMD Acquisition • Dec. 09 Providing a Broad Array of Products and Solutions Components Standard Products Systems-on-Chip

18 Employee Presentation – CMD Acquisition • Dec. 09
Helping Customers Solve
Their Unique Design Challenges
Solution Engineering Centers
Portland
Computing
Graphics
Seoul
Wireless
Chicago
Wireless /
Automotive
Taipei
Computing
Power Supply
Munich
Automotive
San Jose
Consumer
Wireless

19 Employee Presentation – CMD Acquisition • Dec. 09
Our Business Strategy
Product Leadership
Customer Intimacy
Operational Excellence
Leveraging our operational strengths.
• Lower manufacturing costs.
• Improve quality and supply chain.
Building intimate relationships with
market-making customers.
• Dedicate resources to understand
the needs of our key customers.
• Develop solutions for customer’s
key applications.
Improving our technological capabilities
to provide leadership in power and signal
management solutions.
• Increase rate of technological innovation.
• Shorten development cycle times.
Source: “Customer Intimacy and
Other Value Disciplines” by Michael
Treacy and Fred Wiersema

20 Employee Presentation – CMD Acquisition • Dec. 09
We Have a Winning Organization
•
Operational Excellence
– Manufacturing capability to deliver solutions at the right value point
– Supply chain management expertise to ensure you get your parts when you want them, where you want them and how you want them
•
Customer Intimacy
– Worldwide sales, design and support locations
– Solution Engineering Centers (SECs) dedicated to working closely with customers to drive innovative designs with higher performance and getting them to market fast
•
Product Leadership
– Expertise in power efficient products and solutions and memory technologies
• Custom, integrated ASICs, EMI/ESD protection to standard components
• Serving a broad range of end-market applications/end products
– System knowledge to meet tomorrow’s power management challenges
– Analog and power IC and memory design expertise to translate customer requirements into next generation products
– Broadest portfolio to offer both parts and system solutions

21 Employee Presentation – CMD Acquisition • Dec. 09 Global Design, Manufacturing and Supply Chain

22 Employee Presentation – CMD Acquisition • Dec. 09
•
Why is ON Semiconductor Acquiring
California Micro Devices
•
About ON Semiconductor
•
Organization Overview and Common Questions
•
Expectations and FAQs
•
Employee Resources
Agenda

23 Employee Presentation – CMD Acquisition • Dec. 09
Digital and Mixed Signal
Group
Bob Klosterboer
Standard Products Group
Bill Hall
Catalyst Division
Gelu Voicu
President and
Chief Executive Officer
Keith Jackson
Finance
Donald Colvin
Corporate Processes
Charlotte Diener
COO – Chief
Operating Officer
John Nelson
Sales & Marketing
Bob Mahoney
Human Resources
Colleen McKeown
General Counsel
Sonny Cave
Automotive and Power
Group
Andy Williams
Computing and Consumer
Group
Bill Schromm
Organizational Structure

24 Employee Presentation – CMD Acquisition • Dec. 09 Common Questions • Organization expectations • HR policies – 2009/2010 benefits • Travel – Policy • Payroll • Seniority • Vacation and sick leave

25 Employee Presentation – CMD Acquisition • Dec. 09
•
Why is ON Semiconductor Acquiring
California Micro Devices
•
About ON Semiconductor
•
Organization Overview and Common Questions
•
Expectations and FAQs
•
Employee Resources
Agenda

26 Employee Presentation – CMD Acquisition • Dec. 09
Expectations
• Your manager should:
– Hold department meetings
– Help set your focus/priorities
• Employees should:
– Stay informed
– Ask questions
–
Send questions to employee.questions@onsemi.com

27 Employee Presentation – CMD Acquisition • Dec. 09
Expectations
Moving forward
• You will see:
– Ongoing communications
• “The Circuit” – The employee newsletter
– Updated FAQs
– Ongoing communication meetings
– Commitment to integrating work groups

28 Employee Presentation – CMD Acquisition • Dec. 09
Frequently Asked Questions
1. Where can I find answers to my questions?
2. How many people are being laid off?
3. Are layoffs planned?
4. When will benefits change?
5. When do I get paid?
6. How will salaries be impacted?
7. Will there be merit changes?
8. Will my title change?

29 Employee Presentation – CMD Acquisition • Dec. 09
•
Why is ON Semiconductor Acquiring
California Micro Devices
•
About ON Semiconductor
•
Organization Overview and Common Questions
•
Expectations and FAQs
•
Employee Resources
Agenda

30 Employee Presentation – CMD Acquisition • Dec. 09
•
Colleen McKeown, SVP, HR and Communication
•
Zareen Mohta, HR
•
Drew Fesler, HR, Compensation
•
Mark Carr, HR, Operations
•
Linda Chan, HR, Asia
•
Tobin Cookman, HR, Business Units and
Support Departments
•
Michelle Salcido, HR, Benefits
•
Robert Colbert, Employee Communications
•
employee.questions@onsemi.com
Human Resources Contacts

31 Employee Presentation – CMD Acquisition • Dec. 09
•
Company intranet
•
Site/department meetings
•
employee.questions@onsemi.com
•
Human Resources
•
Your leader
•
The Circuit – the employee newsletter
Employee Resources

32 Employee Presentation – CMD Acquisition • Dec. 09 Questions?

Confidential Proprietary 33 • Employee Presentation – CMD Acquisition • Dec. 09